UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 14, 2006
                        --------------------------------
                        (Date of earliest event reported)


                              OSK CAPITAL II CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)


                 NEVADA              000-28793            84-1491673
                 ------              ---------            ----------
                State of            Commission           IRS Employer
             incorporation          File Number      Identification Number


                                1080 Beaver Hall
                                   Suite 1555
                                Montreal, Quebec
                                 Canada H2Z 1S8
                    ----------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-313-6010
                           ---------------------------
                           (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 14, 2006, OSK Capital II, Corp. executed a letter of intent for a joint venture agreement with Venture Agreement Between Teliphone Inc. and Intelco Communication, Inc. in order to merge their operations and for Teliphone to provide to Intelco a white-label version of its VoIP platform.

The letter of intent for a joint venture agreement with Venture Agreement Between Teliphone Inc. and Intelco Communication, Inc. is attached as Exhibit
2.1 hereto and incorporated herein by reference.

This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by us with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

            Exhibits        Description
            --------        -----------

            2.1 Letter of intent for a joint venture agreement with Venture Agreement Between Teliphone Inc. and Intelco Communication, Inc., dated July 14, 2006.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         OSK CAPITAL II CORP.



DATE: July 18, 2006                                      /s/ George Metrakos

                                                         -----------------------
                                                         George Metrakos
                                                         Chief Executive Officer
                                                         OSK Capital II, Corp.